SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on May 25, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: May 25, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Christopher Lewis (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 05/25/01 Prior Payment: 04/25/01 Record Date: 04/30/01 WAC: 7.289604% WAMM: 298 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.lnbabs.com 0 0 0 0 Monthly Data File Name: ABN98002_200105 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 93,122,018.04 2,1 00077BBV4 1000.000000000 1085.262275181 0.025478870 IA-2 42,000,000.00 17,572,58 3820831.21 00077BAX1 1000.000000000 418.394850952 90.972171667 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 11,346,62 203,23 00077BAZ6 1000.000000000 642.830670269 11.514113478 IA-5 71,376,367.00 27,554,10 296,64 00077BBA0 1000.000000000 386.039676550 4.156136442 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 9,443,9 0.00 00077BBC6 1000.000000000 1000.000000000 0.000000000 IA-8 25,960,631.00 25,960,63 0.00 00077BBD4 1000.000000000 1000.000000000 0.000000000 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 17,017,34 461,04 00077BBF9 1000.000000000 597.099699649 16.177009474 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 32,185,59 736,52 00077BBK8 1000.000000000 636.967612759 14.576257025 IA-X 12,784,321.00 8,135,4 0.00 00077BBL6 1000.000000000 636.364046164 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 499,885.93 93,619,717.73 00077BBV4 0.000000000 5.825768740 1091.062565052 IA-2 0.00 0.00 13,751,752. 00077BAX1 0.000000000 0.000000000 327.422679286 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 11,143,390. 00077BAZ6 0.000000000 0.000000000 631.31655679 IA-5 0.00 0.00 27,257,459. 00077BBA0 0.000000000 0.000000000 381.883540108 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 9,443,982 00077BBC6 0.000000000 0.000000000 1000.000000000 IA-8 0.00 0.00 25,960,631. 00077BBD4 0.000000000 0.000000000 1000.000000000 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 16,556,296. 00077BBF9 0.000000000 0.000000000 580.922690175 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 31,449,064. 00077BBK8 0.000000000 0.000000000 622.391355734 IA-X 0.00 0.00 7,970,867 00077BBL6 0.000000000 0.000000000 623.487722019 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 83,322.73 0.00 0.075154126 00077BBV4 0.971059449 0.000000000 0.070254056 IA-2 93,720.45 0.00 0.064000000 00077BAX1 2.231439286 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 60,515.34 0.00 0.064000000 00077BAZ6 3.428430118 0.000000000 0.064 IA-5 160,732.31 0.00 0.070000000 00077BBA0 2.251898167 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 50,367.90 0.00 0.064000000 00077BBC6 5.333332910 0.000000000 0.064 IA-8 138,456.70 0.00 0.064000000 00077BBD4 5.333333385 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 95,722.55 0.00 0.0675 00077BBF9 3.358685965 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 181,043.97 0.00 0.0675 00077BBK8 3.582942914 0.000000000 0.0675 IA-X 45,762.09 0.00 0.0675 00077BBL6 3.579547948 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 23,637,734.42 368,118.66 00077BBN2 1000.000000000 628.737009345 9.791540139 IIA-X 1,507,139.00 746,5 0.00 00077BBP7 1000.000000000 495.324108427 0.000000000 IIA-P 352,210.00 248,669.06 1,323.86 00077BBQ5 1000.000000000 706.024985094 3.758723489 M 8,829,808.00 8,482,549.52 11,809.88 00077BBR3 1000.000000000 960.672023673 1.337501336 B-1 4,215,000.00 4,049,232.60 5,637.57 00077BBS1 1000.000000000 960.672028470 1.337501779 B-2 1,989,733.00 1,911,480.83 2,661.27 00077BBT9 1000.000000000 960.672024840 1.337501062 B-3 2,147,792.00 2,063,323.69 2,872.68 00077BBW2 1000.000000000 960.672025038 1.337503818 B-4 954,574.00 917,032.55 1,276.74 00077BBX0 1000.000000000 960.672037998 1.337497145 B-5 954,573.94 917,032.48 1,276.74 00077BBY8 1000.000000000 960.672025050 1.337497229 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 23,269,615.76 00077BBN2 0.000000000 0.000000000 618.9454692 IIA-X 0.00 0.00 737,877.41 00077BBP7 0.000000000 0.000000000 489.5881581 IIA-P 0.00 0.00 247,345.20 00077BBQ5 0.000000000 0.000000000 702.2662616 M 0.00 0.00 8,470,739.64 00077BBR3 0.000000000 0.000000000 959.3345223 B-1 0.00 0.00 4,043,595.03 00077BBS1 0.000000000 0.000000000 959.3345267 B-2 0.00 0.00 1,908,819.56 00077BBT9 0.000000000 0.000000000 959.3345238 B-3 0.00 0.00 2,060,451.01 00077BBW2 0.000000000 0.000000000 959.3345212 B-4 0.00 0.00 915,755.81 00077BBX0 0.000000000 0.000000000 959.3345409 B-5 0.00 0.00 915,755.74 00077BBY8 0.000000000 0.000000000 959.3345278 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 128,037.73 0.00 6.500000000% 00077BBN2 3.405658851 0.000000000 6.500000000% IIA-X 4,043.66 0.00 6.500000000% 00077BBP7 2.683004023 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 47,580.08 0.00 6.731006920% 00077BBR3 5.388574701 0.000000000 7.025405610% B-1 22,712.84 0.00 6.731006920% 00077BBS1 5.38857414 0.000000000 7.025405610% B-2 10,721.83 0.00 6.731006920% 00077BBT9 5.388577261 0.000000000 7.025405610% B-3 11,573.54 0.00 6.731006920% 00077BBW2 5.388575802 0.000000000 7.025405610% B-4 5,143.79 0.00 6.731006920% 00077BBX0 5.388571237 0.000000000 7.025405610% B-5 5,143.69 0.00 6.731006920% 00077BBY8 5.388466817 0.000000000 7.025405610% R (Component R- 10.80 0.00 6.750000000% 9ABSB500 108.00 0.000000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 337,355,421.67 5,415,569.18 None 1000.000000000 706.818857638 11.346568561 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 331,939,852.49 None 0.000000000 0.000000000 695.472289078 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,975,526.34 0.00 7.027103940% None 4.13907464 0.00000000 7.025405610% R (Component R- 10.81 0.00 9ABSB500 0.00002265 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 583,208. 0.00 0.00 0.00 IA-2 93,720. 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 60,515. 0.00 0.00 0.00 IA-5 160,732. 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 50,367. 0.00 0.00 0.00 IA-8 138,456. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 95,722. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 181,043. 0.00 0.00 0.00 IA-X 45,762. 0.00 0.00 0.00 IIA-1 128,037. 0.00 0.00 0.00 IIA-X 4,043 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 47,580. 0.00 0.00 0.00 B-1 22,712. 0.00 0.00 0.00 B-2 10,721. 0.00 0.00 0.00 B-3 11,573. 0.00 0.00 0.00 B-4 5,143 0.00 0.00 0.00 B-5 5,143 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1975537.19 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 583,208.66 IA-2 0.00 0.00 93,720.45 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 60,515.34 IA-5 0.00 0.00 160,732.31 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 50,367.90 IA-8 0.00 0.00 138,456.70 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 95,722.55 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 181,043.97 IA-X 0.00 0.00 45,762.09 IIA-1 0.00 0.00 128,037.73 IIA-X 0.00 0.00 4,043.66 IIA-P 0.00 0.00 0.00 M 0.00 0.00 47,580.08 B-1 0.00 0.00 22,712.84 B-2 0.00 0.00 10,721.83 B-3 0.00 0.00 11,573.54 B-4 0.00 0.00 5,143.79 B-5 0.00 0.00 5,143.79 R (Compone 0.00 0.00 10.80 Total 0.00 0.00 1,975,537.19 Advances Prior Outstanding Principal Interest Servicer 14541.81 93046.46 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 14541.81 93046.46 Current Period Principal Interest Servicer 5,732.40 33,342.90 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 5,732.40 33,342.90 Recovered Principal Interest Servicer 3,343.68 19,815.94 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 3,343.68 19,815.94 Outstanding Principal Interest Servicer 16,930.53 106,573.42 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 16,930.53 106,573.42 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 05/25/01 3 803,543 1 405,997 0.27% 0.24% 0.09% 0.12% 04/25/01 3 959,911 0 0 0.27% 0.28% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.18% 0.19% 0.18% 0.14% 02/26/01 3 862,148 2 493,215 0.26% 0.25% 0.17% 0.14% 01/25/01 2 493,691 0 0 0.17% 0.14% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.17% 0.14% 11/27/00 2 476,998 0 0 0.17% 0.14% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 1 321,131 0.00% 0.00% 0.09% 0.09% 08/25/00 0 0 1 321,409 0.00% 0.00% 0.08% 0.09% 07/25/00 1 770,935 2 642,814 0.08% 0.21% 0.17% 0.18% 06/26/00 1 321,959 1 341,268 0.08% 0.09% 0.08% 0.09% 05/25/00 2 565,430 1 341,561 0.17% 0.15% 0.08% 0.09% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 3 1,047,799 1 323,038 0.25% 0.28% 0.08% 0.09% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 05/25/01 1.00 238,660 4 1,054,048 0.09% 0.07% 0.36% 0.32% 04/25/01 1.00 238,904 4 1,055,097 0.09% 0.07% 0.36% 0.31% 03/26/01 3.00 820,826 2 557,977 0.26% 0.24% 0.18% 0.16% 02/26/01 2.00 559,104 2 558,512 0.17% 0.16% 0.17% 0.16% 01/25/01 3.00 879,047 2 559,044 0.26% 0.25% 0.17% 0.16% 12/26/00 2.00 639,993 0 0 0.17% 0.18% 0.00% 0.00% 11/27/00 2.00 640,564 0 0 0.17% 0.18% 0.00% 0.00% 10/25/00 2.00 641,132 0 0 0.17% 0.18% 0.00% 0.00% 09/25/00 1.00 320,565 1 56,179 0.09% 0.09% 0.09% 0.02% 08/25/00 1.00 320,848 1 58,208 0.08% 0.09% 0.08% 0.02% 07/25/00 1.00 340,974 1 60,223 0.08% 0.09% 0.08% 0.02% 06/26/00 1.00 321,408 1 325,253 0.08% 0.09% 0.08% 0.09% 05/25/00 2.00 798,951 2 802,793 0.17% 0.22% 0.17% 0.22% 04/25/00 2.00 799,640 2 803,479 0.17% 0.22% 0.17% 0.22% 03/27/00 1.00 322,235 2 804,160 0.08% 0.09% 0.16% 0.21% 02/25/00 1.00 322,508 2 804,837 0.08% 0.09% 0.16% 0.21% DistributiREO Modifications Date # Balance # Balance 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 05/25/01 18 4,810,904 7.2896% 7.0271% 1.63%0.014493219 04/25/01 18 5,691,116 7.2918% 7.0293% 1.61% 0.0168697 03/26/01 8 2,141,417 7.2923% 7.0298% 0.70%0.006231808 02/26/01 4 1,325,531 7.2923% 7.0298% 0.35%0.003826215 01/25/01 8 1,983,579 7.2924% 7.0299% 0.70%0.005694428 12/26/00 2 535,962 7.2923% 7.0298% 0.17% 0.00152723 11/27/00 8 2,684,970 7.2921% 7.0296% 0.69%0.007625376 10/25/00 5 1,232,673 7.2917% 7.0292% 0.43%0.003468096 09/25/00 6 1,962,347 7.2921% 7.0296% 0.51% 0.00549043 08/25/00 7 2,033,075 7.2925% 7.0300% 0.59%0.005648099 07/25/00 4 1,112,484 7.2933% 7.0308% 0.34%0.003065751 06/26/00 4 1,629,950 7.2931% 7.0306% 0.34%0.004467991 05/25/00 10 2,664,076 7.2931% 7.0306% 0.84%0.007258036 04/25/00 0 0 7.2934% 7.0309% 0.00% 0 03/27/00 3 900,744 7.2935% 7.0310% 0.25%0.002406938 02/25/00 8 2,292,599 7.2926% 7.0301% 0.66%0.006098684 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 05/25/01 3 803,543 1 405,997 0.29% 0.26% 0.10% 0.13% 04/25/01 3 959,911 0 0 0.29% 0.30% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.19% 0.20% 0.19% 0.15% 02/26/01 3 862,148 2 493,215 0.28% 0.27% 0.19% 0.15% 01/25/01 2 493,691 0 0 0.19% 0.15% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.19% 0.15% 11/27/00 2 476,998 0 0 0.19% 0.15% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 1 321,131 0.00% 0.00% 0.09% 0.10% 08/25/00 0 0 1 321,409 0.00% 0.00% 0.09% 0.10% 07/25/00 1 770,935 2 642,814 0.09% 0.23% 0.18% 0.19% 06/26/00 1 321,959 1 341,268 0.09% 0.10% 0.09% 0.10% 05/25/00 2 565,430 1 341,561 0.18% 0.17% 0.09% 0.10% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 3 1,047,799 1 323,038 0.27% 0.30% 0.09% 0.09% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 05/25/01 1 238,660 4 1,054,048 0.10% 0.08% 0.39% 0.34% 04/25/01 1 238,904 4 1,055,097 0.10% 0.08% 0.38% 0.33% 03/26/01 3 820,826 2 557,977 0.29% 0.26% 0.19% 0.17% 02/26/01 2 559,104 2 558,512 0.19% 0.17% 0.19% 0.17% 01/25/01 3 879,047 0 0 0.28% 0.27% 0.00% 0.00% 12/26/00 2 639,993 0 0 0.19% 0.20% 0.00% 0.00% 11/27/00 2 640,564 0 0 0.19% 0.20% 0.00% 0.00% 10/25/00 2 641,132 0 0 0.19% 0.19% 0.00% 0.00% 09/25/00 1 320,565 1 56,179 0.09% 0.10% 0.09% 0.02% 08/25/00 1 320,848 1 58,208 0.09% 0.10% 0.09% 0.02% 07/25/00 1 340,974 1 60,223 0.09% 0.10% 0.09% 0.02% 06/26/00 1 321,408 1 325,253 0.09% 0.10% 0.09% 0.10% 05/25/00 2 798,951 2 802,793 0.18% 0.23% 0.18% 0.24% 04/25/00 2 799,640 2 803,479 0.18% 0.23% 0.18% 0.23% 03/27/00 2 800,324 2 804,160 0.18% 0.23% 0.18% 0.23% 02/25/00 1 322,508 2 804,837 0.09% 0.09% 0.18% 0.23% DistributiREO Modifications Date # Balance # Balance 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 05/25/01 17 4,592,191 7.3219% 7.0594% 1.65% 1.47% 04/25/01 15 4,567,378 7.3241% 7.0616% 1.44% 1.44% 03/26/01 7 1,753,453 7.3249% 7.0624% 0.67% 0.55% 02/26/01 4 1,325,531 7.3249% 7.0624% 0.38% 0.41% 01/25/01 7 1,917,600 7.3250% 7.0625% 0.66% 0.59% 12/26/00 2 535,962 7.3249% 7.0624% 0.19% 0.17% 11/27/00 8 2,684,970 7.3246% 7.0621% 0.75% 0.82% 10/25/00 4 895,622 7.3246% 7.0621% 0.37% 0.27% 09/25/00 6 1,962,347 7.3250% 7.0625% 0.56% 0.59% 08/25/00 7 2,033,075 7.3257% 7.0632% 0.64% 0.61% 07/25/00 4 1,112,484 7.3266% 7.0641% 0.37% 0.33% 06/26/00 4 1,629,950 7.3263% 7.0638% 0.36% 0.48% 05/25/00 9 2,411,207 7.3265% 7.0640% 0.81% 0.71% 04/25/00 0 0 7.3270% 7.0645% 0.00% 0.00% 03/27/00 3 900,744 7.3272% 7.0647% 0.27% 0.26% 02/25/00 6 1,762,250 7.3269% 7.0644% 0.53% 0.51% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 05/25/01 1 218,713 6.8906% 6.6281% 1.10% 0.87% 0.00% 0.00% 04/25/01 3 1,123,738 6.9063% 6.6438% 3.19% 4.24% 0.00% 0.00% 03/26/01 1 387,963 6.9077% 6.6452% 1.05% 1.43% 0.00% 0.00% 02/26/01 0 0 6.9077% 6.6452% 0.00% 0.00% 0.00% 0.00% 01/25/01 1 65,979 6.9079% 6.6454% 1.04% 0.24% 0.00% 0.00% 12/26/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 10/25/00 1 337,051 6.9073% 6.6448% 1.03% 1.19% 0.00% 0.00% 09/25/00 0 0 6.9073% 6.6448% 0.00% 0.00% 0.00% 0.00% 08/25/00 0 0 6.9052% 6.6427% 0.00% 0.00% 0.00% 0.00% 07/25/00 0 0 6.9053% 6.6428% 0.00% 0.00% 0.00% 0.00% 06/26/00 0 0 6.9053% 6.6428% 0.00% 0.00% 0.00% 0.00% 05/25/00 1 252,869 6.9049% 6.6424% 1.02% 0.86% 0.00% 0.00% 04/25/00 0 0 6.9060% 6.6435% 0.00% 0.00% 0.00% 0.00% 03/27/00 0 0 6.9066% 6.6441% 0.00% 0.00% 0.00% 0.00% 02/25/00 2 530,348 6.9050% 6.6425% 1.98% 1.72% 0.00% 0.00%